SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 18, 2003

Date of Report
(Date of earliest event reported)

TeleCommunication Systems, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-30821	52-1526369

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Street, Annapolis, Maryland 21401

(Address of principal executive offices)     (Zip code)

Registrant’s telephone number, including area code: (410) 263-7616

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On December 18, 2003, TeleCommunications Systems, Inc. issued a press release announcing that it had entered into a definitive purchase agreement to acquire the Enterprise Mobility Solutions business unit of Aether Systems, Inc. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c)

Exhibit	Description

10	Securities Purchase Agreement dated as of December 18, 2003 by and among TeleCommunication Systems, Inc. and the investors listed on the Schedule of Buyers attached thereto

99	Press release of TeleCommunication Systems, Inc. dated December 18, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELECOMMUNICATIONS SYSTEMS, INC

Date: December 22, 2003	By:		/s/ Thomas M. Brandt, Jr.

		Name: Title:	Thomas M. Brandt, Jr. Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10	Securities Purchase Agreement dated as of December 18, 2003 by and among TeleCommunication Systems, Inc. and the investors listed on the Schedule of Buyers attached thereto

99	Press release of TeleCommunication Systems, Inc. dated December 18, 2003.